                              STATE STREET RESEARCH
                               INSTITUTIONAL FUNDS

         CORE FIXED INCOME FUND                CORE PLUS FIXED INCOME FUND

     A BOND FUND INVESTING IN U.S.           A BOND FUND INVESTING IN A BROAD
     INVESTMENT GRADE FIXED-INCOME         SPECTRUM OF FIXED-INCOME SECURITIES,
   SECURITIES AND SEEKING COMPETITIVE        INCLUDING HIGH YIELD AND FOREIGN
  TOTAL RETURNS RELATIVE TO THE LEHMAN     SECURITIES, AND SEEKING COMPETITIVE
     BROTHERS AGGREGATE BOND INDEX.        TOTAL RETURNS RELATIVE TO THE LEHMAN
                                              BROTHERS AGGREGATE BOND INDEX.

         LARGE CAP GROWTH FUND                    LARGE CAP ANALYST FUND

   AN EQUITY FUND INVESTING IN GROWTH        AN EQUITY FUND EMPHASIZING STOCK
  COMPANIES SEEKING COMPETITIVE TOTAL SELECTION WITHIN A DEFINED SECTOR MIX RETURNS RELATIVE TO THE RUSSELL 1000(R) AND SEEKING COMPETITIVE TOTAL RETURNS
             GROWTH INDEX.               RELATIVE TO THE RUSSELL 1000(R) INDEX.

              MANAGED BY STATE STREET RESEARCH & MANAGEMENT COMPANY

                                   PROSPECTUS
                                  June 1, 2003
                        (as supplemented August 7, 2003)

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE YOU INVEST. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    Contents

THE FUNDS                                                            1
OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS                 1
     Fixed Income Funds                                              1
     Equity Funds                                                    7
INVESTOR EXPENSES                                                   13
INVESTMENT MANAGER                                                  14
BUYING, EXCHANGING AND SELLING SHARES                               16
     General Information                                            16
     Eligible Investors                                             16
     Opening an Account                                             16
     Buying Shares                                                  16
     Exchanging Shares                                              18
     Selling Shares                                                 18
DISTRIBUTIONS                                                       19
VALUATION AND OTHER POLICIES                                        20
TAX CONSIDERATIONS                                                  21
OTHER SECURITIES AND RISKS                                          22
FINANCIAL HIGHLIGHTS                                                26

                                        i

                                    THE FUNDS

     This prospectus describes four State Street Research Institutional Funds (the "Funds"). The Funds' Objectives, Principal Strategies and Principal Risks of investing in the Funds are described below.

     Additional information about other Fund securities and risks begins on page 22.

              OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS

                               FIXED INCOME FUNDS

STATE STREET RESEARCH INSTITUTIONAL CORE FIXED INCOME FUND

     OBJECTIVE. The State Street Research Institutional Core Fixed Income Fund (the "Core Fixed Fund") seeks competitive total returns primarily from investing in fixed income securities.

     BENCHMARK. The investment manager measures the performance of the Core Fixed Fund by comparing its total return to the Lehman Brothers Aggregate Bond Index and to the performance of other investment managers on similar accounts.

     PRINCIPAL STRATEGIES. In constructing the Core Fixed Fund's portfolio, the investment manager seeks a combination of yield and potential for price appreciation. In order to manage the price sensitivity of the overall portfolio to changes in interest rates, the investment manager establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. The investment manager also allocates the Fund's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. The investment manager also decides how the Fund's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, the investment manager relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

     The Core Fixed Fund invests primarily in securities rated, at the time of purchase, investment grade by at least one nationally recognized rating agency or considered to be of comparable quality by the investment manager ("investment grade securities"). Currently, such securities are those rated within or above the Standard & Poor's BBB- or the Moody's Baa3 rating categories, or within comparable categories of other rating agencies.

     The Core Fixed Fund's investment grade securities may include debt securities issued by the U.S. Treasury or any U.S. government agency, mortgage and asset-backed securities, including Collateralized Mortgage Obligations ("CMOs") and Collateralized Debt Obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers, corporate debt and cash equivalents. Additionally, the Core Fixed Fund also may use futures, forwards, options, swaps and other derivatives for hedging purposes and for portfolio duration or yield curve management. Additionally, the Core Fixed Fund may invest in Rule 144A and other unregistered securities.

     The investment manager monitors and adjusts the Core Fixed Fund's investments to maintain a weighted average asset quality of A or higher, and a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. Securities downgraded below investment grade will be sold within one year of such downgrade or as the investment manager believes market conditions reasonably permit.

     Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities.

     PRINCIPAL RISKS.

     Because the Core Fixed Fund invests primarily in bonds and other fixed income securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. There is also a risk that bond issuers may default on principal or interest payments. In general, the risks associated with fixed income investing are greater for bonds with longer maturities and lower quality ratings.

     U.S. dollar-denominated securities of non-U.S. issuers involve additional risks to those presented by securities of U.S. issuers. They are generally more volatile and less liquid than similar U.S. securities, in part because of higher political and economic risks and lack of reliable information.

     Mortgage-related securities, which represent interests in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-related securities may fall if they are redeemed later than expected.

     Like mortgage-related securities, other types of asset-backed securities represent interests in pools of assets, for example retail installment loans and revolving credit receivables such as credit card receivables. They are subject to prepayment risks similar to those of mortgage-related securities, and to delays in payment due to unanticipated legal or administrative costs.

     The Fund's use of certain types of derivatives may amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or investment, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund. The Fund's use of derivatives will be consistent with its portfolio credit quality and duration management policies described above.

     The Fund's shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its Objective.

     The bar chart and table shown below provide an indication of the risks of investing in the Core Fixed Fund by showing changes in the Fund's performance for the periods indicated, and by showing how the Fund's average annual returns compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. The information shown below relates to the sole class of shares currently being offered by the Core Fixed Fund (formerly designated as "Class IV Shares").

[CHART]

     Year ended December 31, 2000    10.90%
     Year ended December 31, 2001     8.25%
     Year ended December 31, 2002     9.47%

For the period January 1, 2003 through March 31, 2003, the return of the Core Fixed Fund was 1.42% (not annualized).

During the period shown in the bar chart, the highest return for a quarter was 5.14% (quarter ending September 30, 2001) and the lowest return for a quarter was -0.16% (quarter ending December 31, 2001).

Three different measures of average annual total return are shown: (1) Return Before Taxes, (2) Return After Taxes on Distributions (Pre-Liquidation) and
(3) Return After Taxes on Distributions and Sale of Fund Shares (Post-Liquidation). RETURN BEFORE TAXES includes the effects of fund expenses, and assumes that an investor sold his shares at the end of the period. RETURN AFTER TAXES ON DISTRIBUTIONS includes the effects of fund expenses and applicable federal taxes with respect to distributions, and assumes that the investor continues to hold his shares at the end of the period. RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES includes the effects of fund expenses, applicable federal taxes with respect to distributions and any gain or loss realized upon sale of shares, and assumes that all of the shares were sold at the end of the period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their fund shares through tax-deferred arrangements.

                                                                        AS OF DECEMBER 31, 2002
                                                                        -----------------------------
     AVERAGE ANNUAL TOTAL RETURNS                                       1 YEAR       SINCE INCEPTION*
     ------------------------------------------------------------------------------------------------
     Core Fixed Fund

     Return Before Taxes                                                 9.47%       8.84%

     Return After Taxes on Distributions                                 7.19%       6.31%

     Return After Taxes on Distributions and Sale of Fund Shares         5.74%       5.84%

     ------------------------------------------------------------------------------------------------
     Lehman Brothers Aggregate Bond Index**                             10.25%       9.13%
     ------------------------------------------------------------------------------------------------

     * August 2, 1999
     ** The Lehman Brothers Aggregate Bond Index is a commonly used index of bond market performance. The index is unmanaged and does not take trading costs or taxes into consideration. These results are for illustrative purposes only.

STATE STREET RESEARCH INSTITUTIONAL CORE PLUS FIXED INCOME FUND

     OBJECTIVE. The State Street Research Institutional Core Plus Fixed Income Fund (the "Core Plus Fund") seeks competitive total returns primarily from investing in fixed income securities.

     BENCHMARK. The investment manager measures the performance of the Core Plus Fund by comparing its total return to the Lehman Brothers Aggregate Bond Index and to the performance of other investment managers on similar accounts.

     PRINCIPAL STRATEGIES. The investment manager follows the same overall management strategy as with the Core Fixed Fund, but the Core Plus Fund seeks to outperform the Lehman Brothers Aggregate Bond Index by a somewhat greater margin than the Core Fixed Fund by assuming the additional risks (and additional opportunities for loss) inherent in non-U.S. dollar-denominated, lower quality and emerging market securities.

     The Core Plus Fund may invest in any of the same types of securities and derivative instruments (including for the same purposes) as the Core Fixed Fund (see page 1). In addition, the Core Plus Fund may invest in (i) non-U.S. dollar-denominated securities not exceeding 20% of the Fund's total assets (measured at the time of purchase), (ii) lower quality securities not exceeding 20% of the Fund's total assets (measured at the time of purchase), and (iii) securities of issuers located in developing or emerging market countries not exceeding 10% of its total assets (measured at the time of purchase). In no case will the Fund's total aggregate exposure to non-U.S. denominated, lower quality and emerging markets securities exceed 30% of the Fund's total assets (measured at the time of purchase).

     The Core Plus Fund's lower quality securities may include high yield bonds, convertible bonds, convertible preferred stocks and warrants and other securities attached to high yield bonds or other fixed income securities. Lower quality securities are securities that, at the time of purchase, are not rated investment grade by any nationally recognized rating agency and are not considered to be of investment grade quality by the investment manager. Although the Core Plus Fund does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

     In managing the Fund's portfolio, the investment manager monitors and adjusts the Fund's investments to maintain a weighted average asset quality of BBB or higher, and a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index.

     Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities.

     PRINCIPAL RISKS.

     Because the Core Plus Fund invests primarily in bonds and other fixed income securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. There is also the risk that bond issuers may default on principal or interest payments. In general, the risks associated with fixed income investing are greater for bonds with longer maturities and lower quality ratings.

     Lower quality fixed income securities generally are considered to be speculative investments and involve greater risks and market price fluctuations than higher quality securities. The prices of most lower quality securities are particularly vulnerable to economic recessions, when it often becomes difficult for issuers to generate sufficient cash flow to pay principal and interest. Many lower quality securities are also affected by weak equity markets, when issuers find it hard to improve their financial condition by replacing debt with equity and when investors, such as the Fund, find it hard to sell their lower quality securities at desirable prices. In addition, the value of a lower quality security will usually fall substantially if an issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for lower quality securities to fall.

     Both U.S. dollar-denominated and non-U.S. dollar-denominated securities of non-U.S. issuers involve additional risks to those presented by securities of U.S. issuers. They are generally more volatile and less liquid than similar U.S. securities, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. For non-U.S. dollar-denominated securities, changes in currency exchange rates have the potential to reduce or eliminate gains achieved in securities markets or to create or increase net losses. These risks are usually higher for investments in developing and emerging market countries.

     Mortgage-related securities, which represent interests in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-related securities may fall if they are redeemed later than expected.

     Like mortgage-related securities, other types of asset-backed securities represent interests in pools of assets, for example retail installment loans and revolving credit receivables such as credit card receivables. They are subject to prepayment risks similar to those of mortgage-related securities, and to delays in payment due to unanticipated legal or administrative costs.

     The Fund's use of certain types of derivatives may amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or investment, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund. The Fund's use of derivatives will be consistent with its portfolio credit quality and duration management policies described above.

     The Fund's shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its Objective.

     The bar chart and table shown below provide an indication of the risks of investing in the Core Plus Fund by showing changes in the Fund's performance for the periods indicated, and by showing how its average annual returns compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. The information shown below relates to the sole class of shares currently being offered by the Core Plus Fund (formerly designated as "Class IV Shares").

[CHART]

     Year ended December 31, 2000    10.63%
     Year ended December 31, 2001     8.51%
     Year ended December 31, 2002     8.82%

     For the period January 1, 2003 through March 31, 2003, the return of the Core Plus Fund was 1.97% (not annualized).

     During the period shown in the bar chart, the highest return for a quarter was 4.62% (quarter ending September 30, 2001) and the lowest return for a quarter was -0.01% (quarter ending June 30, 2001).

Three different measures of average annual total return are shown: (1) Return Before Taxes, (2) Return After Taxes on Distributions (Pre-Liquidation) and
(3) Return After Taxes on Distributions and Sale of Fund Shares (Post-Liquidation). RETURN BEFORE TAXES includes the effects of fund expenses, and assumes that an investor sold his shares at the end of the period. RETURN AFTER TAXES ON DISTRIBUTIONS includes the effects of fund expenses and applicable federal taxes with respect to distributions, and assumes that the investor continues to hold his shares at the end of the period. RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES includes the effects of fund expenses, applicable federal taxes with respect to distributions and any gain or loss realized upon sale of shares, and assumes that all of the shares were sold at the end of the period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their fund shares through tax-deferred arrangements.

                                                                        AS OF DECEMBER 31, 2002
                                                                        -----------------------------
     AVERAGE ANNUAL TOTAL RETURNS                                       1 YEAR       SINCE INCEPTION*
     ------------------------------------------------------------------------------------------------
     Core Plus Fund

     Return Before Taxes                                                 8.82%       8.76%

     Return After Taxes on Distributions                                 6.58%       5.98%

     Return After Taxes on Distributions and Sale of Fund Shares         5.34%       5.63%

     ------------------------------------------------------------------------------------------------
     Lehman Brothers Aggregate Bond Index**                             10.25%       9.13%
     ------------------------------------------------------------------------------------------------

     * August 2, 1999
     ** The Lehman Brothers Aggregate Bond Index is a commonly used index of bond market performance. The index is unmanaged and does not take trading costs or taxes into consideration. These results are for illustrative purposes only.

                                  EQUITY FUNDS

STATE STREET RESEARCH INSTITUTIONAL LARGE CAP GROWTH FUND

     OBJECTIVE. The State Street Research Institutional Large Cap Growth Fund (the "Large Cap Growth Fund") seeks to provide long-term growth of capital.

     BENCHMARK. The investment manager measures the performance of the Large Cap Growth Fund by comparing its total return to the Russell 1000(R) Growth Index and to the performance of other investment managers on similar accounts.

     PRINCIPAL STRATEGIES. The Large Cap Growth Fund invests primarily in stocks believed by the investment manager to have long-term growth potential. In selecting stocks, the investment manager seeks to identify large capitalization stocks with sustainable above-average earnings growth. The Fund intends to invest its assets in approximately 50-75 U.S.-traded companies, although the number of holdings may vary. The Fund typically will be fully invested. A significant portion of the Large Cap Growth Fund's assets are expected to be invested in stocks of companies listed in the Russell 1000(R) Growth Index.

     The Fund seeks to outperform the Russell 1000(R) Growth Index over a market cycle. The Russell 1000(R) Growth Index tracks growth companies included among the 1,000 largest U.S. companies based on total market capitalization. The Fund may from time to time emphasize one or more growth sectors. In addition, the investment manager tries to manage risk relative to the Russell 1000(R) Growth Index.

     The investment manager seeks to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. The investment manager emphasizes fundamental research in seeking to successfully identify and invest in these companies. The investment manager's disciplined investment process emphasizes bottom-up stock selection and risk management techniques.

     Under normal market conditions, the Fund invests at least 80% of its net assets in "large capitalization equity securities," which for these purposes the investment manager considers to be securities issued by companies with market capitalizations of at least $1 billion.

     PRINCIPAL RISKS. Because the Large Cap Growth Fund invests primarily in stocks, its major risks are those of stock investing, including sudden and unpredictable drops in value resulting from market fluctuations and the potential for periods of lackluster or negative performance.

     The success of the Fund's investment strategy depends largely on the portfolio management team's fundamental analysis of individual companies and allocation of assets among particular sectors.

     In addition, there are particular risks associated with investing in companies of a certain size. Larger, more established companies are generally not nimble, and may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Because some of the companies the Fund may invest in conduct business internationally, the Fund is subject to risks associated with international trading.

     There are particular risks associated with investing in "growth stocks." Growth stocks generally are more volatile than many other types of equity investments, such as value stocks and general stock indices, because more of their present market value is derived from future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. The

Fund may under perform certain other stock funds (those emphasizing small company stocks, for example) during periods when large company stocks in general are out of favor.

     The Fund's shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its Objective.

     The bar chart and table shown below provide an indication of the risks of investing in the Large Cap Growth Fund by showing changes in the Fund's performance for the periods indicated, and by showing how its average annual returns compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. The information shown below relates to the sole class of shares currently being offered by the Large Cap Growth Fund (formerly designated as "Class III Shares").

[CHART]

     Year ended December 31, 2000    -15.82%
     Year ended December 31, 2001    -26.32%
     Year ended December 31, 2002    -33.89%

     For the period January 1, 2003 through March 31, 2003, the return of the Large Cap Growth Fund was -0.96% (not annualized).

During the period shown in the bar chart, the highest return for a quarter was 12.75% (quarter ending December 31, 2001) and the lowest return for a quarter was -22.53% (quarter ending September 30, 2001).

Three different measures of average annual total return are shown: (1) Return Before Taxes, (2) Return After Taxes on Distributions (Pre-Liquidation) and
(3) Return After Taxes on Distributions and Sale of Fund Shares (Post-Liquidation). RETURN BEFORE TAXES includes the effects of fund expenses, and assumes that an investor sold his shares at the end of the period. RETURN AFTER TAXES ON DISTRIBUTIONS includes the effects of fund expenses and applicable federal taxes with respect to distributions, and assumes that the investor continues to hold his shares at the end of the period. RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES includes the effects of fund expenses, applicable federal taxes with respect to distributions and any gain or loss realized upon sale of shares, and assumes that all of the shares were sold at the end of the period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their fund shares through tax-deferred arrangements.

                                                                        AS OF DECEMBER 31, 2002
                                                                        -----------------------------
     AVERAGE ANNUAL TOTAL RETURNS                                       1 YEAR       SINCE INCEPTION*
     ------------------------------------------------------------------------------------------------
     Large Cap Growth Fund

     Return Before Taxes                                                -33.89%      -17.22%

     Return After Taxes on Distributions                                -33.96%      -18.04%

     Return After Taxes on Distributions and Sale of Fund Shares        -20.64%      -13.12%

     ------------------------------------------------------------------------------------------------
     Russell 1000(R) Growth Index**                                     -27.88%      -15.79%
     ------------------------------------------------------------------------------------------------

     * August 2, 1999
     ** The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take trading costs into consideration. These results are for illustrative purposes only.

     STATE STREET RESEARCH INSTITUTIONAL LARGE CAP ANALYST FUND

     OBJECTIVE. The State Street Research Institutional Large Cap Analyst Fund (the "Large Cap Analyst Fund") seeks to provide long-term growth of capital.

     BENCHMARK. The investment manager measures the performance of the Large Cap Analyst Fund by comparing its return to the Russell 1000(R) Index and to the performance of other investment managers with similar accounts.

     PRINCIPAL STRATEGIES. The Large Cap Analyst Fund invests primarily in equity securities of large-cap companies traded in the U.S. The Fund focuses its investments in companies with market capitalizations within the range of companies included in the Russell 1000(R) Index, which is an index of the 1000 largest publicly traded U.S. companies. The Fund seeks to outperform the index over a market cycle by employing bottom-up fundamental research and security selection. The Fund invests in companies that appear to offer potential for good relative price performance. Rather than trying to anticipate which sectors (or groups of industries) of the market will show the best performance, the Fund seeks to add value by identifying the most promising securities within each sector. While the Fund's sector weightings are expected to approximate those of the Russell 1000(R) Index, the particular stocks owned by the Fund will not mirror the index.

     In selecting stocks for the Large Cap Analyst Fund, the investment manager follows an approach that emphasizes the role of its in-house research analysts. Each analyst is responsible for buying and selling stocks in specific industries under the supervision of the Fund's portfolio coordinator. Each analyst manages a distinct sub-portfolio incorporating the industries he covers and is responsible for understanding the dynamics of his industries, for developing the most appropriate buy and sell disciplines for each industry, and for selecting securities in his sub-portfolio. The Fund intends to invest in approximately 80-120 large capitalization U.S. companies, although the number of holdings may vary. A portion of the Fund's assets (up to 20% of net assets) may be invested in other securities (e.g., small company stocks). The Fund typically will be fully invested.

     PRINCIPAL RISKS. Because the Large Cap Analyst Fund invests primarily in stocks, its major risks are those of stock investing, including sudden and unpredictable drops in value resulting from market fluctuations and the potential for periods of lackluster or negative performance.

     In addition, there are particular risks associated with investing in companies of a certain size. Larger, more established companies are generally not nimble, and may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Because some of the companies the Fund may invest in are foreign companies, or are companies that conduct business internationally, the Fund may also be subject to risks associated with international investing.

     The Fund's policy of remaining invested in all sectors of the Russell 1000(R) Index means that the Fund's performance will be affected by sector-wide downturns. In some circumstances, when the stocks within a given sector move up or down in tandem, the Fund may not be able to add substantial value through its stock selection strategy. The Fund may underperform certain other stock funds (those emphasizing small company stocks, for example) during periods when large company stocks in general are out of favor.

     The success of the Fund's investment strategy depends largely on the skill of the Fund's portfolio coordinator and research analysts in assessing the stocks the Fund buys.

     The Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above-average for a stock fund. High turnover will increase the Fund's transaction costs and may increase your tax liability if there are capital gains.

     The Fund's shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its Objective.

     The bar chart and table shown below provide an indication of the risks of investing in the Large Cap Analyst Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average returns compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[CHART]

     Year ended December 31, 2002    -26.06%

     For the period January 1, 2003 through March 31, 2003, the return of the Large Cap Analyst Fund was -1.56% (not annualized).

     During the period shown in the bar chart, the highest return for a quarter was 8.03% (quarter ending December 31, 2002) and the lowest return for a quarter was -17.39% (quarter ending September 30, 2002).

Three different measures of average annual total return are shown: (1) Return Before Taxes, (2) Return After Taxes on Distributions (Pre-Liquidation) and
(3) Return After Taxes on Distributions and Sale of Fund Shares (Post-Liquidation). RETURN BEFORE TAXES includes the effects of fund expenses, and assumes that an investor sold his shares at the end of the period. RETURN AFTER TAXES ON DISTRIBUTIONS includes the effects of fund expenses and applicable federal taxes with respect to distributions, and assumes that the investor continues to hold his shares at the end of the period. RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES includes the effects of fund expenses, applicable federal taxes with respect to distributions and any gain or loss realized upon sale of shares, and assumes that all of the shares were sold at the end of the period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their fund shares through tax-deferred arrangements.

                                                                        AS OF DECEMBER 31, 2002
                                                                        -----------------------------
     AVERAGE ANNUAL TOTAL RETURNS                                       1 YEAR       SINCE INCEPTION*
     ------------------------------------------------------------------------------------------------
     Large Cap Analyst Fund

     Return Before Taxes                                                -26.06%      -24.66%

     Return After Taxes on Distributions                                -26.34%      -24.93%

     Return After Taxes on Distributions and Sale of Fund Shares        -15.86%      -19.83%

     ------------------------------------------------------------------------------------------------
     Russell 1000(R) Index**                                            -21.65%      -19.93%
     ------------------------------------------------------------------------------------------------

     * December 17, 2001

     ** The Russell 1000(R) Index is an index of the 1000 largest publicly traded U.S. companies. The index is unmanaged and does not take trading costs into consideration. These results are for illustrative purposes only.

                                INVESTOR EXPENSES

     The information in the expense table below is designed to give you an idea of what you should expect to pay in expenses as an investor in the Funds. Except as noted, the information is based on the Funds' most recent fiscal year, and current results may be different. Annual Fund Operating Expenses are deducted from a Fund's assets every year, and are thus paid indirectly by all Fund shareholders.

                                                             ANNUAL FUND OPERATING EXPENSES
                                      ----------------------------------------------------------------------------
                                                                     TOTAL
                                                                   ANNUAL FUND                            NET
                                      MANAGEMENT       OTHER        OPERATING          EXPENSE           ANNUAL
              FUND NAME                 FEE(1)        EXPENSES     EXPENSES(1)      REIMBURSEMENT(1)   EXPENSES(1)
     ----------------------------     ----------      --------     -----------      ----------------   -----------
     Core Fixed Fund                    0.25%           0.28%          0.53%             0.28%           0.25%

     Core Plus Fund                     0.30%           0.33%          0.63%             0.33%           0.30%

     Large Cap Growth Fund              0.45%           0.47%          0.92%             0.47%           0.45%

     Large Cap Analyst Fund             0.45%           1.42%          1.87%             1.42%           0.45%

     (1) THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED TO BEAR OR REIMBURSE CERTAIN FUND OPERATING EXPENSES SUCH THAT TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH FUND, EXCLUDING BROKERAGE COMMISSIONS AND OTHER INVESTMENT-RELATED COSTS, EXTRAORDINARY, NON-RECURRING AND CERTAIN OTHER UNUSUAL EXPENSES (INCLUDING TAXES, LITIGATION EXPENSES AND OTHER EXTRAORDINARY LEGAL EXPENSES), SECURITIES LENDING FEES AND EXPENSES, AND INTEREST EXPENSE, DO NOT EXCEED THE PERCENTAGE SET FORTH IN THE TABLE ABOVE UNDER THE HEADING "MANAGEMENT FEE" FOR THAT FUND THROUGH JUNE 1, 2004.

                                    EXAMPLES

     The Examples convert the "Net Annual Expenses" shown in the expense table into dollar amounts, and are designed to allow investors to compare the estimated costs of each Fund with those of other mutual funds. The Examples illustrate the costs an investor would incur on an initial investment of $10,000 held for the number of years indicated, assuming the investor reinvests all distributions and earns a hypothetical 5% annual return. Investors should keep in mind that the Examples are for comparison purposes only. A Fund's actual performance and expenses may be higher or lower.

                   FUND NAME                  1 YEAR       3 YEARS(1)    5 YEARS(1)     10 YEARS(1)
          -----------------------------       ------       ----------    ----------     -----------
          Core Fixed Fund                      $ 26          $ 112          $ 238         $   608

          Core Plus Fund                       $ 31          $ 133          $ 283         $   720

          Large Cap Growth Fund                $ 46          $ 196          $ 413         $ 1,038

          Large Cap Analyst Fund               $ 46          $ 299          $ 728         $ 1,923

     (1) THESE DOLLAR AMOUNTS ASSUME THAT THE INVESTMENT MANAGER'S EXPENSE REIMBURSEMENT ARRANGEMENTS DISCUSSED IN FOOTNOTE (1) TO THE FEE AND EXPENSE TABLE ABOVE ARE NOT EXTENDED BEYOND JUNE 1, 2004. THE INVESTMENT MANAGER CURRENTLY EXPECTS THAT THESE ARRANGEMENTS WILL CONTINUE INDEFINITELY, SUBJECT TO PERIODIC ADJUSTMENTS FOR RISING (OR FALLING) COSTS (E.G., CUSTODY COSTS).

                               INVESTMENT MANAGER

     The Funds' investment manager is State Street Research & Management Company, One Financial Center, Boston, MA 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. As of March 31, 2003, State Street Research, together with its affiliate SSR Realty, managed approximately $44 billion in assets, of which $31 billion represented institutional clients, $7 billion represented retail mutual funds, and $6 billion represented sub-advisory relationships.

     The investment manager is responsible for the Funds' investment and business activities, and receives the management fee from each Fund. As described in notes under "Investor Expenses," the investment manager has contractually agreed to reimburse certain Fund operating expenses. The investment manager is a subsidiary of MetLife, Inc.

     The investment manager's Fixed Income team has been responsible for managing the Core Fixed and the Core Plus Funds and making decisions with regard to duration targets, yield curve positioning and weightings of sectors and types of securities since each such Fund's inception.

     The investment manager's Large Cap Growth Team has been responsible for the day-to-day portfolio management of the Large Cap Growth Fund since the Fund's inception.

     The investment manager's Large Cap Analyst Team has been primarily responsible for the day-to-day portfolio management of the Large Cap Analyst Fund since the Fund's inception.

ADDITIONAL RELEVANT HISTORICAL PERFORMANCE OF INVESTMENT MANAGER

     The table below sets forth historical performance information for a State Street Research mutual fund, together with information for the same periods of an appropriate benchmark index. This fund has been managed, for the periods indicated, with investment strategies and practices substantially similar to the Large Cap Analyst Fund.

     The performance of this fund is provided for illustrative purposes only, and does not represent the performance of the Large Cap Analyst Fund. This performance information should not be considered as a substitute for the Fund's performance, or indicative of the Fund's future performance.

ACCOUNT SIMILAR TO STATE STREET RESEARCH INSTITUTIONAL LARGE CAP ANALYST FUND

TOTAL RETURN FOR PERIOD (UNAUDITED)(1)

PERIOD ENDING 3/31/03                   1 YEAR       5 YEARS          SINCE INCEPTION
----------------------------------------------------------------------------------------
State Street Research Large-Cap         -26.03%       -2.56%              -1.95%
Analyst Fund (Retail)(2)                                            (inception 3/11/98)

Russell 1000(R) Index(3)                -24.51%       -3.62%      -3.01% (since 3/11/98)

----------
     (1) Results include reinvestment of all dividends and capital gains distributions, if any.

     (2) The performance of the State Street Research Large-Cap Analyst Fund (which is not offered in this Prospectus) reflects the return of its Class S Shares. Class S shares are offered without a sales charge through certain retirement accounts, advisory accounts of the investment manager and other special programs. The net annual fund operating expenses borne by the fund have not been restated to reflect the lower net annual fund operating expenses that will be borne by the State Street Research Institutional Large Cap Analyst Fund.

     (3) The Russell 1000(R) Index is an index of the 1000 largest publicly traded U.S. companies. The index is unmanaged and does not take into consideration any transaction charges and other fees and expenses that a fund will bear. It is not possible to invest directly in the index.

                      BUYING, EXCHANGING AND SELLING SHARES

                               GENERAL INFORMATION

     If you have questions regarding how to purchase, exchange or sell Fund shares, contact your State Street Research institutional client service representative. If for any reason you are unable to reach your State Street Research institutional client service representative, please call 1-800-531-0131 and ask for Institutional Client Services. Whenever communicating in writing, please address all correspondence to State Street Research Institutional Funds at One Financial Center, Boston, MA 02111.

     TIMING OF REQUESTS. All requests to buy or sell shares received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on any day the Exchange is open for regular trading (a "business day") will be executed the same day, at the day's closing share price. Requests received thereafter will be executed the next day the Fund is open for regular business, at that day's closing share price.

     TELEPHONE REQUESTS. When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. For your protection, all telephone calls may be recorded. As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. A Fund may suspend or eliminate the telephone privilege at any time.

     CONFIRMATIONS. Each Fund will send shareholders written confirmation (including a statement of shares owned) at the time of each transaction.

                               ELIGIBLE INVESTORS

     The Funds' shares generally may be purchased only by certain institutional investors, such as retirement plans, foundations, endowments, corporations, partnerships, trusts or similar institutional investors. Natural persons and other non-institutional investors may also purchase Fund shares, subject to the investment manager's discretion.

                               OPENING AN ACCOUNT

     A State Street Research Institutional Funds account (an "Account") may be opened by calling, obtaining an application from the Funds' website, ssrinstitutional.com, or by writing your State Street Research institutional client service representative to obtain an application.

                                  BUYING SHARES

     Each Fund requires initial purchases of shares to be in minimum amounts of $1,000,000 (or such lower amount as the investment manager determines in its discretion) for all investors.

     All orders to purchase shares are subject to acceptance by a Fund. Purchases will be made in full and fractional shares, calculated to three decimal places.

     Investors should contact their State Street Research institutional client service representative or call 1-800-531-0131 before attempting to place an order for Fund shares. Investors have the following two options for buying shares:

                              CASH PURCHASE OPTION

                            TO OPEN AN ACCOUNT                    TO ADD TO AN ACCOUNT
BY FEDERAL FUNDS WIRE       Call State Street Research to         Call State Street Research to obtain a control number.
                            obtain an account number and          Instruct your bank to wire funds to:
                            forward your application to              -  State Street Bank and Trust Company, Boston, MA
                            State Street Research                    -  ABA: 011000028
                            Institutional Funds.  Wire funds         -  BNF: Fund name and share class you want to buy
                            using the instructions at                -  AC: 99029761
                            right.                                   -  OBI: your name and your account number
                                                                     -  Control: the number given to you by State Street Research

IN-KIND PURCHASE OPTION

     Shares of each Fund may be purchased partly or entirely in exchange for securities, but only subject to the investment manager's determination that the securities to be exchanged are acceptable. In all cases, the investment manager reserves the right to reject any particular investment. Securities accepted by the investment manager in exchange for Fund shares will be valued as set forth under "Determination of Net Asset Value" as of the time of the next determination of net asset value. All dividends, interest, subscription or other rights which are accrued or reflected in the market value of accepted securities plus any accrued income at the time of valuation become the property of the relevant Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by investors subject to federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

     The investment manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the investment manager, in its sole discretion, believes the securities are appropriate investments for the Fund;
(2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the relevant Fund's investment restrictions. Investors interested in making in-kind purchases should telephone their State Street Research institutional client service representative or call 1-800-531-0131.

     PAYING FOR SHARES BY WIRE. Funds may be wired between 8:00 a.m. and
4:00 p.m. eastern time. To make a same day wire investment, please notify State Street Research by 12:00 noon eastern time of your intention to wire funds, and make sure your wire arrives prior to the close of trading that day on the New York Stock Exchange (normally 4:00 p.m. eastern time).

                                EXCHANGING SHARES

     Shareholders of any State Street Research Institutional Fund may exchange their shares for shares of any other State Street Research Institutional Fund without payment of any exchange fees. Frequent exchanges can interfere with fund management and increase costs for all shareholders. Accordingly, State Street Research Institutional Funds reserves the right to change or eliminate this exchange privilege at any time, and may limit or cancel any shareholder's exchange privilege. State Street Research Institutional Funds may refuse to accept any exchange request, particularly requests believed to be associated with "market timing" strategies. Shareholders interested in exchanging shares of one Fund for shares of a different Fund should contact their State Street Research institutional client service representative or call 1-800-531-0131.

                                 SELLING SHARES

     Shares of each Fund may be redeemed on any day when the New York Stock Exchange is open for regular trading. The redemption price is the net asset value per share next determined after receipt of the redemption request in good order. In order to help facilitate the timely payment of redemption proceeds, it is recommended that investors telephone their State Street Research institutional client service representative at least three days prior to submitting a request.

METHODS FOR SELLING SHARES

BY TELEPHONE                       As long as the transaction does not require a
                                   written request, you can sell shares by
                                   calling State Street Research Institutional
                                   Funds at 1-800-531-0131.

BY MAIL Send a letter of instruction to State Street Research Institutional Funds. Specify the Fund, the account number, the dollar value or number of shares and your desired payment option (see below). Be sure to include all necessary signatures and any additional documents as may be requested by the Fund.

PAYMENT OPTIONS

BY FEDERAL FUNDS WIRE              Check with State Street Research
                                   Institutional Funds to make sure that a wire redemption privilege, including a bank designation, is in place on your account.
                                   Once this is established, you may place your request to sell shares with State Street
                                   Research Institutional Funds. Proceeds will be wired to your predesignated bank account.
                                   Proceeds sent by federal funds wire must total at least $5,000.

BY CHECK                           A check will be mailed to the account's
                                   address of record.

IN-KIND REDEMPTION OF SHARES

     With respect to any shareholder, a Fund is only obligated to satisfy redemption requests in cash to the extent of the lesser of 1% of the Fund's total assets or $250,000 in any 90 day period. If the investment manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may satisfy any redemption request in excess of such amount in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the relevant Fund's procedures for valuation described under "Valuation and Other Policies - Calculating Share Price." Investors generally will incur brokerage charges on the sale of any such securities so received in payment of redemptions. In-kind redemptions will be transferred and delivered as directed by the investor.

OTHER INFORMATION ON SELLING SHARES

     Payment on redemption will generally be made as promptly as possible. However, a Fund may delay sending you redemption proceeds for up to seven days after the request for a redemption is received by the Fund in good order, and may under certain circumstances suspend the right of redemption. See "Valuation and Other Policies -- Additional Policies". A redemption request is in good order if it includes the correct name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed correctly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting.

     If you sell shares before the check for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

     Circumstances that Require Written Requests. Please submit instructions in writing when any of the following apply:

     - the name, authorized signatory, mailing address or client bank account has changed within the last 30 days

     - you want the proceeds to go to a name or address not on the account registration

     - you are transferring shares to an account with a different registration.

     When opening an account with the Funds, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing, together with such documentation as may be requested by the Fund. All redemption proceeds and other distributions will be sent to the account or address of record, unless the Fund is instructed otherwise in writing, together with such documentation as may be requested by the Fund.

     State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

                                  DISTRIBUTIONS

     Each Fund distributes its net investment income and net capital gains (collectively "distributions") to shareholders. The Fixed Income Funds declare and pay dividends from net investment income quarterly. Net capital gains, if any, are distributed around the end of a Fixed Income Fund's fiscal year, which is January 31. The Equity Funds typically distribute both their net investment income and net capital gains, if any, around the end of their fiscal year, which is also January 31. To comply with tax regulations, a Fund may also pay an additional capital gains distribution in December.

     A shareholder may have distributions from a Fund reinvested in the Fund or paid in cash. Distributions will be automatically reinvested in the Fund unless other instructions are given to State

Street Research. Cash distributions will be mailed out by check or routed directly to the bank account designated by the investor.

                          VALUATION AND OTHER POLICIES

     CALCULATING SHARE PRICE. The Funds calculate their share price every business day at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). The share price is a Fund's total assets minus its liabilities divided by the number of existing shares (net asset value, or NAV).

     In calculating its NAV, a Fund uses the last reported sale price or closing quotation for portfolio securities at the close of regular trading on the New York Stock Exchange that day. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, a Fund may use fair-value pricing instead.

     Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of a Fund's portfolio changes on days when you cannot buy or sell Fund shares.

     ACCOUNTS WITH LOW BALANCES. If the value of a shareholder's account in any Fund falls below $500,000, State Street Research may, if the shareholder's account in that Fund is not increased to at least $1,000,000 within 60 days after notice is mailed to the shareholder, sell the shareholder's shares and mail the proceeds to the shareholder's address of record.

     THE FUNDS' BUSINESS HOURS. The Funds are open the same days as the New York Stock Exchange (generally Monday through Friday). State Street Research institutional client service representatives are available from 9:00 a.m. to 5:00 p.m. eastern time on these days.

     ADDITIONAL POLICIES. Please note that the Funds maintain additional policies and reserve certain rights, including:

     - In response to unusual market, political or other conditions, a Fund may open for business and calculate its net asset value on days and at times that are different than described above.

     - A Fund may vary its requirements for initial or additional investments, exchanges, and reinvestments.

     - At any time, a Fund may change any of its order acceptance practices, and may suspend the sale of its shares.

     - Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or during any other period permitted by the SEC for the protection of investors.

     -    Certificates are not available to be issued for any Fund.

                               TAX CONSIDERATIONS

     An investor subject to federal income tax whose investment is not in a tax-deferred or non-taxable account may want to avoid:

     - investing a large amount in a Fund close to the end of the fiscal year or a calendar year (if the Fund makes a distribution, the investor will receive some of the investor's investment back, as a taxable distribution);

     - selling shares at a loss for tax purposes and investing in a substantially identical investment (such as the same Fund or a similar
          Fund) within 30 days before or after such sale (such a transaction is usually considered a "wash sale," and an investor will not be allowed to claim a tax loss on a wash sale).

     TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to meet all other requirements necessary in order for the Fund not to be subject to federal income taxes on the ordinary income and net realized capital gain that it distributes to its shareholders.

     In general, distributions of investment income and short-term capital gains (I.E., gains from assets that the Fund has held for one year or less) will be taxable to shareholders subject to federal income tax as ordinary income. Corporate shareholders may be entitled to a dividends received deduction with respect to certain designated dividends. Capital gain distributions relating to gains from assets held by the Fund for more than one year will be taxable to shareholders subject to federal income tax as long-term capital gain.

     Distributions will be taxable to a shareholder as described above even if they are paid from income earned or gains realized by a Fund prior to the shareholder's investment and thus were included in the price paid by the shareholder for its shares. In addition, distributions by a Fund will be taxable as described above regardless of whether the shareholder receives the distributions in cash or has them reinvested in the Fund. Every year, each Fund will provide each shareholder with information detailing the amount of ordinary income and capital gains distributed to the shareholder for the previous year.

     A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investment in foreign securities or foreign currencies may affect the amount or timing of taxes payable by shareholders.

     The exchange or redemption of shares may produce a gain or loss, and is a taxable event. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions with respect to such shares.

     A shareholder's investment in a Fund could be subject to state, local or foreign taxes and could have additional tax consequences. Shareholders should consult their tax advisers regarding the precise tax consequences of investing in a Fund in light of each shareholder's particular tax situation.

     BACKUP WITHHOLDING. Certain shareholders may be subject to backup withholding at a rate of 30% (29% effective January 1, 2004) of distributions and proceeds if incomplete or incorrect taxpayer information has been provided, if the shareholder has underreported dividends or interest income in the past, or if proper certification that the shareholder is not subject to withholding is not provided.

                           OTHER SECURITIES AND RISKS

     The Funds' portfolio securities and investment practices offer certain opportunities and impose various risks. Each Fund's most significant or "principal" investments and risk factors are outlined in the Fund descriptions starting on page 1. Each Fund may also use some or all of the securities and practices that, together with their associated risks, are described below. Because the types of investments a Fund makes may change over time, the types of risks affecting the Fund may change as well.

     ADRS (AMERICAN DEPOSITARY RECEIPTS). The Equity Funds may invest in ADRs, which are U.S. dollar-denominated securities backed by foreign securities deposited in the United States. ADRs are created for trading in U.S. markets, will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve risks associated with foreign securities.

     ASSET-BACKED SECURITIES. The Fixed Income Funds may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

     CONVERTIBLE SECURITIES. The Equity Funds and the Core Plus Fund may invest in convertible securities, which are fixed income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

     DERIVATIVES. All Funds may use derivatives, which are financial instruments whose value derives from another security, an index, an interest rate or a currency. Derivatives include options contracts, futures contracts, swap contracts and other instruments. All Funds may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging a Fund's positions in non-U.S. dollar-denominated securities, including cross-currency hedging between two currencies other than the U.S. dollar. All Funds may also use derivatives for liquidity and for investment purposes (investing for potential income or gain).

     While hedging can guard against potential risk, it adds to a Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. In addition, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders. With some derivatives, whether used for hedging or investment, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Fund.

     The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. In addition, a Fund's use of derivatives may affect the amount and timing of taxes payable by shareholders.

     FOREIGN AND NON-U.S. DOLLAR-DOMINATED SECURITIES. All Funds may invest in foreign securities, and all Funds except the Core Fixed Fund may invest in non-U.S. dollar-denominated securities. Both U.S. dollar-denominated and non-U.S. dollar-denominated securities of non-U.S. issuers involve additional risks to those presented by securities of U.S. issuers. They are generally more volatile and less liquid than their U.S. counterparts, in part because of higher political and economic risks and lack of reliable information. For non-U.S. dollar-denominated securities, changes in currency exchange rates have the potential to reduce or eliminate certain gains achieved in a Fund's securities or to create net losses. All of these risks are usually more pronounced for investments in developing and emerging market countries.

     INVESTMENT COMPANIES. When permitted by applicable laws and subject to certain limits and conditions, the Funds may invest in other investment companies managed by the investment manager, thereby gaining exposure to certain types of assets on a more diversified basis than might otherwise be the case. The Funds may also invest in the securities of other mutual funds, including exchange-traded funds. To the extent the Funds invest in other mutual funds, they assume the risks associated with an investment in that fund, such as a disruption in the markets in which the other mutual fund invests. Exchange-traded funds are purchased and sold like traditional publicly-traded securities. Many exchange-traded funds are intended to track the performance of a securities market index, such as the S&P 500. The price movement of an exchange-traded fund that intends to track a particular market index may not perfectly parallel the price action of the index. Because the markets for shares of many exchange-traded funds are new and still developing, those shares may, from time to time, be illiquid.

     NEW SECURITIES. The Funds may invest in newly developed types of securities and related instruments which have characteristics similar to other fixed income investments (in the case of the Fixed Income Funds) or equity investments (in the case of the Equity Funds), are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Fund's objective and strategies.

     PAYMENT-IN-KIND (PIK) SECURITIES. The Fixed Income Funds may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

     PORTFOLIO TURNOVER. From time to time, the portfolio turnover rates of the Funds may be greater than 100% in connection with portfolio restructurings and other events. High turnover will increase the Funds' brokerage and/or other trading costs and may increase tax liability if there are capital gains.

     REPURCHASE AGREEMENTS. All Funds may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

     RESTRICTED AND ILLIQUID SECURITIES. All Funds may purchase restricted securities, including Rule 144A securities. All Funds may purchase illiquid securities. Any securities whose resale is restricted or that are thinly traded can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation -- and the valuation of the Fund -- may have a subjective element.

     SECURITIES LENDING. All Funds may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the Fund could lose money.

     STANDARD & POOR'S DEPOSITORY RECEIPTS (SPDRs). The Equity Funds may invest in SPDRs, which represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. SPDRs are subject to the same risks as other types of equity investments. The Equity Funds may also invest in other, similar securities representing portfolios of index-based pooled investments, including investments in foreign countries or regions.

     STRUCTURED SECURITIES. The Fixed Income Funds may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

     WARRANTS. All Funds may invest in warrants. The Fixed Income Funds may invest in warrants and other equity securities attached to high yield bonds and other fixed income securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

     WHEN-ISSUED SECURITIES. All Funds may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

     ZERO (OR STEP) COUPONS. The Fixed Income Funds may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to a Fund and the Fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Fund to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

     CHANGES IN POLICIES. Unless otherwise noted, the Funds' policies (including each Fund's Objective) are non-fundamental and may be changed without a shareholder vote.

     DEFENSIVE INVESTING. Each Fund may take temporary defensive positions at time to seek to avoid losses in response to adverse market, economic, political or other conditions. At such times, each Fund may place up to 100% of assets in cash or high-quality, short-term debt securities. To the extent that a Fund does this, it may not be pursuing its Objective. A Fund's investment manager may choose to keep the Fund fully or primarily invested in non-cash instruments, irrespective of market conditions.

     MANAGEMENT RISK. Although a Fund may have the flexibility to use some or all of the investment strategies, securities and derivative instruments described in this prospectus and in the SAI, the Fund's investment manager may choose not to use a particular strategy, type of security or derivative instrument for a variety of reasons. These choices may cause the Fund to miss opportunities, lose money or not achieve its Objective.

     SECURITIES RATINGS. When securities are rated by one or more independent rating agencies, a Fund uses these ratings to determine credit quality. In cases where a security is rated in conflicting categories by different rating agencies, a Fund may choose to follow the higher rating.

                              FINANCIAL HIGHLIGHTS

                                 CORE FIXED FUND

     These highlights are intended to help investors understand the Core Fixed Fund's performance (with respect to shares formerly designated as "Class IV Shares") since August 2, 1999 (commencement of operations). Certain information reflects financial results for a single Core Fixed Fund Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Core Fixed Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants during the periods shown. Their report, along with the Core Fixed Fund's financial statements, is included in the Core Fixed Fund's annual report, which is available upon request.

     Prior to December 17, 2001, the Core Fixed Fund offered multiple classes of shares. Effective December 17, 2001, the Trustees determined to consolidate all currently existing classes of shares of the Core Fixed Fund into Class IV shares.

For a share outstanding throughout each year.(1)

                                              AUGUST 2, 1999
                                              (COMMENCEMENT
                                             OF OPERATIONS) TO         YEAR ENDED               YEAR ENDED            YEAR ENDED
                                            JANUARY 31, 2000(6)    JANUARY 31, 2001(6)   JANUARY 31, 2002(5),(7)   JANUARY 31, 2003
                                            -------------------    -------------------   -----------------------   ----------------
Net asset value, beginning of period ($)                  10.00                   9.86                     10.40              10.56
                                            -------------------    -------------------   -----------------------   ----------------
Net investment income ($)*                                 0.30                   0.67                      0.55               0.50
Net realized and unrealized gain (loss)
     on investments, foreign currency,
     forward contracts and futures
     contracts ($)                                        (0.17)                  0.56                      0.23               0.39
                                            -------------------    -------------------   -----------------------   ----------------
Total from investment operations ($)                       0.13                   1.23                      0.78               0.89
                                            -------------------    -------------------   -----------------------   ----------------
Dividends from net investment income ($)                  (0.24)                 (0.69)                    (0.52)             (0.55)
Distributions from capital gains ($)                      (0.03)                    --                     (0.10)             (0.04)
                                            -------------------    -------------------   -----------------------   ----------------
Total distributions ($)                                   (0.27)                 (0.69)                    (0.62)             (0.59)
                                            -------------------    -------------------   -----------------------   ----------------
Net asset value, end of period ($)                         9.86                  10.40                     10.56              10.86
                                            ===================    ===================   =======================   ================

Total return (%)(2)                                        1.28(3)               12.87                      7.71               8.64
Ratios/supplemental data:
Net assets at end of period ($ thousands)                 8,435                  8,892                    69,106             57,364
Expense ratio (%)*                                         0.25(4)                0.25                      0.25               0.25
Ratio of net investment income to average
     net assets (%)*                                       5.93(4)                6.65                      4.47               4.61
Portfolio turnover rate (%)                              213.41                 327.36                    314.06             301.92
* Reflects voluntary reduction of
     expenses of these amounts (%)                         0.75(4)                0.20                      0.14               0.02

----------
     (1) Per-share figures have been calculated using the average shares method.
     (2) Total return would be lower if the Distributor and its affiliates had not reduced a portion of the Fund's expenses.
     (3)  Not annualized.
     (4)  Annualized.
     (5) Effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. Prior to February 1, 2001, the Fund did not amortize premium on fixed income securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.02, increase net realized gain per share by $.02, and decrease the ratio of net investment income to average net assets by 0.21% for the Institutional Core Fixed Fund.
     (6)  Represents per-share figures for Class IV.
     (7) Represents per-share figures for all classes through December 16, 2001, and then one class effective December 17, 2001.

                                 CORE PLUS FUND

     These highlights are intended to help investors understand the Core Plus Fund's performance (with respect to shares formerly designated as "Class IV Shares") since August 2, 1999 (commencement of operations). Certain information reflects financial results for a single Core Plus Fund Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Core Plus Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants during the periods shown. Their report, along with the Core Plus Fund's financial statements, is included in the Core Plus Fund's annual report, which is available upon request.

     Prior to December 17, 2001, the Core Plus Fund offered multiple classes of shares. Effective December 17, 2001, the Trustees determined to consolidate all currently existing classes of shares of the Core Plus Fund into Class IV Shares.

For a share outstanding throughout the year.(1)

                                              AUGUST 2, 1999
                                              (COMMENCEMENT
                                             OF OPERATIONS) TO         YEAR ENDED               YEAR ENDED            YEAR ENDED
                                            JANUARY 31, 2000(6)    JANUARY 31, 2001(6)   JANUARY 31, 2002(5),(7)   JANUARY 31, 2003
                                            -------------------    -------------------   -----------------------   ----------------
Net asset value, beginning of period ($)                  10.00                   9.86                     10.35              10.37
                                            -------------------    -------------------   -----------------------   ----------------
Net investment income ($)*                                 0.31                   0.69                      0.59               0.53
Net realized and unrealized gain (loss)
     on investments, foreign currency,
     forward contracts and futures
     contracts ($)                                        (0.14)                  0.54                      0.15               0.30
                                            -------------------    -------------------   -----------------------   ----------------
Total from investment operations ($)                       0.17                   1.23                      0.74               0.83
                                            -------------------    -------------------   -----------------------   ----------------
Dividends from net investment income ($)                  (0.26)                 (0.74)                    (0.59)             (0.55)
Distributions from capital gains ($)                      (0.05)                    --                     (0.13)             (0.01)
                                            -------------------    -------------------   -----------------------   ----------------
Total distributions ($)                                   (0.31)                 (0.74)                    (0.72)             (0.56)
                                            -------------------    -------------------   -----------------------   ----------------
Net asset value, end of period ($)                         9.86                  10.35                     10.37              10.64
                                            ===================    ===================   =======================   ================

Total return (%)(2)                                        1.72(3)               12.93                      7.45               8.28
Ratios/supplemental data:
Net assets at end of period ($ thousands)                11,426                 11,987                    64,477             55,407
Expense ratio (%)*                                         0.25(4)                0.25                      0.25               0.25
Ratio of net investment income to average
     net assets (%)*                                       6.13(4)                6.84                      5.55               4.84
Portfolio turnover rate (%)                              234.12                 323.47                    353.92             365.81
* Reflects voluntary reduction of expenses
     of these amounts (%)                                  0.81(4)                0.20                      0.18               0.07

----------
     (1) Per-share figures have been calculated using the average shares method.
     (2) Total return would be lower if the Distributor and its affiliates had not reduced a portion of the Fund's expenses.
     (3)  Not annualized.
     (4)  Annualized.
     (5) Effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. Prior to February 1, 2001, the Fund did not amortize premium on fixed income securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.02, increase net realized gain per share by $.02, and decrease the ratio of net investment income to average net assets by 0.20% for the Institutional Core Fixed Fund.
     (6)  Represents per-share figures for Class IV.
     (7) Represents per-share figures for all classes through December 16, 2001, and then one class effective December 17, 2001.

                              LARGE CAP GROWTH FUND

     These highlights are intended to help investors understand the Large Cap Growth Fund's performance (with respect to shares formerly designated as "Class III Shares") since August 2, 1999 (commencement of operations). Certain information reflects financial results for a single Large Cap Growth Fund Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Large Cap Growth Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants during the periods shown. Their report, along with the Large Cap Growth Fund's financial statements, is included in the Large Cap Growth Fund's annual report, which is available upon request.

     Prior to December 17, 2001, the Large Cap Growth Fund offered multiple classes of shares. Effective December 17, 2001, the Trustees determined to consolidate all currently existing classes of shares of the Large Cap Growth Fund into Class III Shares.

For a share outstanding throughout the year.(1)

                                              AUGUST 2, 1999
                                              (COMMENCEMENT
                                             OF OPERATIONS) TO         YEAR ENDED               YEAR ENDED            YEAR ENDED
                                            JANUARY 31, 2000(5)    JANUARY 31, 2001(5)     JANUARY 31, 2002(6)     JANUARY 31, 2003
                                            -------------------    -------------------   -----------------------   ----------------
Net asset value, beginning of period ($)                  10.00                  12.33                     10.16               6.92
                                            -------------------    -------------------   -----------------------   ----------------
Net investment income (loss) ($)*                          0.01                  (0.00)                     0.02               0.03
Net realized and unrealized gain (loss)
     on investments ($)                                    2.32                  (1.14)                    (3.26)             (2.28)
                                            -------------------    -------------------   -----------------------   ----------------
Total from investment operations ($)                       2.33                  (1.14)                    (3.24)             (2.25)
                                            -------------------    -------------------   -----------------------   ----------------
Dividends from net investment income ($)                     --                  (0.38)                       --              (0.01)
Distributions from capital gains ($)                         --                  (0.65)                       --                 --
                                            -------------------    -------------------   -----------------------   ----------------
Total distributions ($)                                      --                  (1.03)                       --              (0.01)
                                            -------------------    -------------------   -----------------------   ----------------
Net asset value, end of period ($)                        12.33                  10.16                      6.92               4.66
                                            ===================    ===================   =======================   ================

Total return (%)(2)                                       23.30(3)               (9.91)                   (31.89)            (32.48)
Ratios/supplemental data:
Net assets at end of period ($ thousands)                   308                    269                     6,240             16,657
Expense ratio (%)*                                         0.45(4)                0.45                      0.45               0.45
Ratio of net investment income (loss) to
     average net assets (%)*                               0.09(4)               (0.01)                     0.29               0.48
Portfolio turnover rate (%)                               41.57                  82.83                    140.04             178.44
* Reflects voluntary reduction of
     expenses of these amounts (%)                         7.25(4)                0.20                      0.15               0.01

----------
     (1) Per-share figures have been calculated using the average shares method.
     (2) Total return would be lower if the Distributor and its affiliates had not reduced a portion of the Fund's expenses.
     (3)  Not annualized.
     (4)  Annualized.
     (5)  Represents per-share figures for Class III.
     (6) Represents per-share figures for all classes through December 16, 2001, and then one class effective December 17, 2001.

                             LARGE CAP ANALYST FUND

     These highlights are intended to help investors understand the Large Cap Analyst Fund's performance since December 17, 2001 (commencement of operations). Certain information reflects financial results for a single Large Cap Analyst Fund Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Large Cap Analyst Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants during the periods shown. Their report, along with the Large Cap Analyst Fund's financial statements, is included in the Large Cap Analyst Fund's annual report, which is available upon request.

For a share outstanding throughout the year.(1)

                                             DECEMBER 17, 2001
                                              (COMMENCEMENT OF
                                               OPERATIONS) TO        YEAR ENDED JANUARY
                                             JANUARY 31, 2002              31, 2003
                                            -------------------      ------------------
Net asset value, beginning of period ($)                  10.00                    9.72
                                            -------------------      ------------------
Net investment income ($)                                  0.01                    0.08
Net realized and unrealized loss on
     investments ($)                                      (0.29)                  (2.50)
                                            -------------------      ------------------
Total from investment operations ($)                      (0.28)                  (2.42)
                                            -------------------      ------------------
Dividend from net investment income ($)                      --                   (0.08)
                                                                     ------------------
Total distributions ($)                                      --                   (0.08)
                                            -------------------      ------------------
Net asset value, end of period ($)                         9.72                    7.22
                                            ===================      ==================
Total return (%)(2)                                       (2.80)(3)              (24.98)
Ratios/supplemental data:
Net assets at end of period($ thousands)                  4,862                   5,183
Expense Ratio                                              0.45(4)                 0.45
Ratio of net investment income to average                  1.06(4)                 0.91
     net assets (%)
Portfolio turnover rate (%)                                  14.57                93.89

----------
     (1) Per-share figures have been calculated using the average shares method.
     (2) Total return would be lower if the Distributor and its affiliates had not reduced a portion of the Fund's expenses.
     (3)  Not annualized.
     (4)  Annualized.

                           FOR ADDITIONAL INFORMATION

IF YOU HAVE QUESTIONS ABOUT THE FUNDS OR WOULD LIKE TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR SAI, CONTACT STATE STREET RESEARCH INSTITUTIONAL FUNDS.

STATE STREET RESEARCH INSTITUTIONAL FUNDS
One Financial Center
Boston, MA 02111
Telephone: 1-800-531-0131

YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS, INCLUDING THE SAI AND CERTAIN OTHER FUND DOCUMENTS, ON THE SEC'S EDGAR DATABASE ON THE INTERNET AT www.sec.gov, BY ELECTRONIC REQUEST AT publicinfo@sec.gov, IN PERSON AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC (TELEPHONE 1-202-942-8090) OR BY MAIL BY SENDING YOUR REQUEST, ALONG WITH A DUPLICATING FEE, TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-0102.

You can find additional information on the Funds in the STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains further information about the Funds and their investment practices, limitations and policies. A current SAI for these Funds is on file with the Securities and Exchange Commission and is incorporated by reference into (is legally part of) this prospectus.

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

                           SEC File Number: 811-09247